UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

ACCO Brands Corporation

(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Corporate Drive

Lake Zurich, Illinois 60047

(Address of Registrant’s Principal Executive Office, Including Zip Code)

Registrant's telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Effective July 29, 2025, ACCO Brands Corporation (the “Company”) entered into an Eighth Amendment (the “Eighth Amendment”) to its Third Amended and Restated Credit Agreement, as amended (the “Credit Agreement”), among the Company, certain subsidiaries of the Company, Bank of America, N.A., as administrative agent, and the other lenders party thereto. Pursuant to the Eighth Amendment, the Credit Agreement was amended to, among other things:

•
increase the maximum consolidated leverage ratio financial covenant (i) to 4.50x for the fiscal quarters ending September 30, 2025 and December 31, 2025; (ii) to 4.75x for the fiscal quarters ending March 31, 2026 and June 30, 2026; and (iii) to 4.25x for the fiscal quarters ending September 30, 2026 and December 31, 2026;
•
modify through December 31, 2026 certain covenant baskets related to liens, indebtedness and restricted payments; and
•
provide that $35 million in outstanding principal amount under the term loan facility will be repaid on or before September 30, 2025.

The foregoing summary of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On July 31, 2025, ACCO Brands Corporation (the "Company") announced its results for the period ended June 30, 2025. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's results, which is incorporated herein by reference.

The information included or incorporated by reference in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1

Eighth Amendment to Third Amended and Restated Credit Agreement, dated July 29, 2025, among the Company, certain subsidiaries of the Company, Bank of America, N.A. as administrative agent, and the other lenders party thereto.

99.1	Press release of the Company announcing results for the period ended June 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	July 31, 2025	By:	/s/ Deborah A. O'Connor
Name: Deborah A. O'Connor
Title: Executive Vice President
and Chief Financial Officer